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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): May 31, 2000


                      PRODIGY COMMUNICATIONS CORPORATION
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            (Exact name of registrant as specified in its charter)


                                   DELAWARE
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                (State or other jurisdiction of incorporation)


             000-25333                                  04-3323363
   ------------------------------          -----------------------------------
      (Commission File Number)              (IRS Employer Identification No.)


                   44 SOUTH BROADWAY, WHITE PLAINS, NY 10601
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              (Address of principal executive offices) (Zip code)


     (Registrant's telephone number, including area code): (914) 448-8000


                                Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 2.  Acquisition or Disposition.

     On May 31, 2000, Prodigy Communications Corporation ("Prodigy") acquired FlashNet Communications, Inc. ("FlashNet"), a nationwide provider of Internet access and related services. The acquisition was effectuated pursuant to an Agreement and Plan of Merger dated November 5, 1999, as amended (the "Merger Agreement"), by and among Prodigy, a wholly owned subsidiary of Prodigy and FlashNet.

     Pursuant to the Merger Agreement, Prodigy issued 0.35 of a share of Prodigy common stock for each share of FlashNet common stock outstanding immediately prior to the close of the transaction. Based on the number of shares of FlashNet outstanding immediately prior to the closing, Prodigy issued 5,023,654 shares to complete the merger. In addition, Prodigy assumed all FlashNet stock options with an exercise price less than the closing price of FlashNet common stock on May 31, 2000 and all FlashNet warrants outstanding at the effective time of the merger. The transaction is intended to be treated as a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and is being accounted for as a purchase.

     Prior to the acquisition, FlashNet provided Internet access and related services. Prodigy currently intends to continue to use FlashNet assets in substantially the same manner as used by FlashNet prior to the acquisition.

     The terms of the Merger Agreement were determined on the basis of arms'- length negotiations. Prior to the execution of the Merger Agreement, neither Prodigy nor any of its affiliates had any material relationship with FlashNet or its stockholders.

     A more complete description of this transaction is contained in the proxy statement/ prospectus dated May 5, 2000.

Item 7.  Financial statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements of Business Acquired.

     The financial statements for the periods required to be filed by Item 7(a) of Form 8-K relative to Prodigy's acquisition of FlashNet are incorporated herein by reference from the proxy statement/prospectus dated May 5, 2000.

     (b)  Pro Forma Financial Information.

     The pro forma financial information required to be filed by Item 7(a) of Form 8-K relative to Prodigy's acquisition of FlashNet are incorporated herein by reference from the proxy statement/prospectus dated May 5, 2000.

     (c)  Exhibits

  Exhibit
  Number          Description
  ------          -----------
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   2.1(1)*        Agreement and Plan of Merger dated as of November 5, 1999, as amended, among Prodigy Communications Corporation, PUCKnut
                  Corporation and FlashNet Communications, Inc.

  23.1            Consent of Ernst & Young LLP.

  23.2            Consent of Deloitte & Touche LLP.

  99              Press Release dated May 31, 2000 issued by the registrant.

(1) Incorporated by reference to Exhibit 2.3 to the Registrant's Registration Statement on Form S-4, as amended (File No. 333-36394).

* The exhibits and schedules to this agreement were omitted from the agreement by registrant. Registrant agrees to furnish any exhibit or schedule to this agreement supplementally to the Securities and Exchange Commission upon written request.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  June 15, 2000                       PRODIGY COMMUNICATIONS CORPORATION

                                           By: /s/ Andrea S. Hirsch
                                              ---------------------------
                                                   Andrea S. Hirsch
                                              Executive Vice President and
                                                    General Counsel
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                                 EXHIBIT INDEX

  Exhibit No.     Description
  ----------      -----------

   2.1(1)* Agreement and Plan of Merger dated as of November 5, 1999, as amended, among Prodigy Communications Corporation, PUCKnut Corporation and FlashNet Communications, Inc.

  23.1            Consent of Ernst & Young LLP.

  23.2            Consent of Deloitte & Touche LLP.

  99              Press Release dated May 31, 2000 by the registrant.

(1) Incorporated by reference to Exhibit 2.3 to the Registrant's Registration Statement on Form S-4, as amended (File No. 333-36394).

* The exhibits and schedules to this agreement were omitted from the agreement by registrant. Registrant agrees to furnish any exhibit or schedule to this agreement supplementally to the Securities and Exchange Commission upon written request.